UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 7, 2007 (February 5, 2007)
Oxford Industries, Inc.
(Exact name of registrant as specified in its charter)

Georgia	001-04365	58-0831862
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Piedmont Avenue, N.E., Atlanta, GA	30308
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (404) 659-2424
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
On December 20, 2006, Oxford Industries, Inc. (the “Company”) announced that Michael J. Setola tendered his resignation as President of the Company, effective January 31, 2007. In connection with Mr. Setola’s resignation, on February 5, 2007, the Company and Mr. Setola entered into a Release and Non-Solicitation Agreement (the “Release Agreement”) providing for, among other things:
•	Payment from the Company to Mr. Setola of Seven Hundred Ninety-Five Thousand Dollars ($795,000), less applicable withholding taxes, representing his current annual base salary, payable bi-weekly over the 52-week period following the effectiveness of his resignation;

•	Mr. Setola’s potential receipt of a pro-rated bonus to be paid by the Company, less applicable withholding taxes, based on the Company’s performance for its 2007 fiscal year ending June 1, 2007;

•	The Company’s payment, limited to an aggregate of Nine Thousand Dollars ($9,000), of premiums for up to one year of continuation medical / health insurance coverage under the Company’s medical plan;

•	The Company’s payment of premiums for up to one year of continuation medical coverage under the Company’s executive medical plan; and

•	The acceleration of vesting for 6,501 shares of the Company’s restricted stock previously granted to Mr. Setola under the Company’s Long-Term Stock Incentive Plan.
In consideration for the Company’s payment of specified amounts and acceleration of vesting for shares of restricted stock pursuant to the Release Agreement, Mr. Setola (i) provided a customary release of certain claims he may have against the Company and its affiliates, and (ii) agreed to certain covenants relating to non-solicitation, non-disparagement and confidentiality. The Release Agreement becomes effective following, and subject to, the expiration of a seven day right of revocation provided to Mr. Setola.
The preceding summary of the Release Agreement is qualified in its entirety by reference to the Release Agreement, which is incorporated by reference herein, made a part hereof and filed with this Current Report on Form 8-K as Exhibit 10.1.

Item 1.02	Termination of a Material Definitive Agreement.
Pursuant to the terms of the Release Agreement disclosed under Item 1.01 of this Current Report on Form 8-K, Mr. Setola waived all rights under the employment offer letter, dated November 6, 2003, from the Company to Mr. Setola.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) The disclosure under Item 1.01 of this Current Report on Form 8-K with respect to the Release Agreement between the Company and Mr. Setola is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit 10.1	Release and Non-Solicitation Agreement, dated February 2, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OXFORD INDUSTRIES, INC.
February 7, 2007	/s/ Thomas E. Campbell
	Name:	Thomas E. Campbell
	Title:	Vice President

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